New and Amended Accounting Standards and Interpretations - Summary of Reconciliation of Operating Lease Commitments to Expected Total Lease Liability to be Recognised (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Disclosure of initial application of standards or interpretations [abstract]
Operating lease commitments as at 30 June 2019	$ 1,905	$ 2,012
Add: Leases which did not meet the definition of a lease under IAS 17	700
Add: Cost of reasonably certain extension options (undiscounted)	100
Less: Components excluded from lease liability (undiscounted)	(200)
Less: Effect of discounting	(200)
Total additional lease liabilities recognised on transition	$ 2,300